Exhibit 10.2

5151 San Felipe, Suite 2500 Houston, Texas 77056
October 6, 2009
Ms. Nimmie Hickman
Washington Gas Light Company
6801 Industrial Pk
Springfield, VA 22151

Re:	Revision No. 2 to FTS Service Agreement 4484 Revision No. 1 to SST Service Agreement 100303
Dear Ms. Hickman:
Enclosed for your file are fully executed originals of the above-referenced agreements.
If you should have any questions, please feel free to contact me at (713) 331-7411.
Sincerely,

Melissa Shemenski
Customer Services Representative
Enclosure
Columbia Gas Transmission * Columbia Gulf Transmission * Crossroads Pipeline *
Central Kentucky Transmission * Hardy Storage * Millennium Pipeline

Appendix A to Service Agreement No.	4484	Revision No. 2

Under Rate Schedule	FTS

Between (Transporter)	Columbia Gas Transmission, LLC

and (Shipper)	Washington Gas Light Company
Transportation Demand

		Transportation
Begin Date	End Date	Demand Dth/day	Recurrence Interval

November 1, 2008	January 28, 2009	277,806	1/1 - 12/31
January 29, 2009	April 23, 2009	277,806	1/1 - 12/31
April 24, 2009	March 31, 2016	217,806	1/1 - 12/31
April 1, 2016	March 31, 2018	148,355	1/1 - 12/31
April 1, 2018	March 31, 2020	78,904	1/1 - 12/31
April 1, 2020	March 31, 2022	9,453	1/1 - 12/31
Primary Receipt Points

							Minimum
							Receipt
		Scheduling	Scheduling	Measuring	Measuring	Maximum Daily	Pressure	Hourly
Begin	End	Point	Point	Point	Point	Quantity	Obligation	Flowrate	Recurrence
Date	Date	No.	Name	No.	Name	(Dth/Day) 1/	(psig) 1/	(Dth/hour) 1/	Interval

November 1, 2008	January 28, 2009	801	TCO-LEACH			272,294			1/1 - 12/31
January 29, 2009	April 23, 2009	801	TCO-LEACH			272,294			1/1 - 12/31
April 24, 2009	March 31, 2016	801	TCO-LEACH			212,294			1/1 - 12/31
April 1, 2016	March 31, 2018	801	TCO-LEACH			142,843			1/1 - 12/31
April 1, 2018	March 31, 2020	801	TCO-LEACH			73,392			1/1 - 12/31
April 1, 2020	March 31, 2022	801	TCO-LEACH			3,941			1/1 - 12/31
November 1, 2008	January 28, 2009	A01	KENOVA AGG POINT 0			12			1/1 - 12/31
January 29, 2009	April 23, 2009	A01	KENOVA AGG POINT 0			12			1/1 - 12/31
April 24, 2009	March 31, 2022	A01	KENOVA AGG POINT 0			12			1/1 - 12/31
November 1, 2008	January 28, 2009	CNR02	BOLDMAN-16			4,100			1/1 - 12/31
January 29, 2009	April 23, 2009	CNR02	BOLDMAN-16			4,100			1/1 - 12/31

Appendix A to Service Agreement No.	4484	Revision No. 2

Under Rate Schedule	FTS

Between (Transporter)	Columbia Gas Transmission, LLC

and (Shipper)	Washington Gas Light Company
Primary Receipt Points

							Minimum
							Receipt
		Scheduling	Scheduling	Measuring	Measuring	Maximum Daily	Pressure	Hourly
Begin	End	Point	Point	Point	Point	Quantity	Obligation	Flowrate	Recurrence
Date	Date	No.	Name	No.	Name	(Dth/Day) 1/	(psig) 1/	(Dth/hour) 1/	Interval

April 24, 2009	March 31, 2022	CNR 02	BOLDMAN-16			4,100			1/1 - 12/31
November 1, 2008	January 28, 2009	CNR 14	HUFF CREEK-16			1,400			1/1 - 12/31
January 29, 2009	April 23, 2009	CNR 14	HUFF CREEK-16			1,400			1/1 - 12/31
April 24, 2009	March 31, 2022	CNR 14	HUFF CREEK-16			1,400			1/1 - 12/31
Primary Delivery Points

									Minimum
						Maximum	Design		Delivery
		Scheduling	Scheduling	Measuring	Measuring	Daily Delivery	Daily	Aggregate	Pressure	Hourly
Begin	End	Point	Point	Point	Point	Obligation	Quantity	Daily	Obligation	Flowrate	Recurrence
Date	Date	No.	Name	No.	Name	(Dth/Day) 1/	(Dth/Day) 1/	Quantity 1/	(psig) 1/	(Dth/hour) 1/	Interval

November 1, 2008	January 28, 2009	78-28	WASHINGTON GAS-28			45,902					1/1 - 12/31
January 29, 2009	April 23, 2009	78-28	WASHINGTON GAS-28			45,902					1/1 - 12/31
April 24, 2009	March 31, 2016	78-28	WASHINGTON GAS-28			45,902					1/1 - 12/31
April 1, 2016	March 31, 2018	78-28	WASHINGTON GAS-28			34,427					1/1 - 12/31
April 1, 2018	March 31, 2020	78-28	WASHINGTON GAS-28			22,951					1/1 - 12/31
April 1, 2020	March 31, 2022	78-28	WASHINGTON GAS-28			11,476					1/1 - 12/31
November 1, 2008	January 28, 2009	78-30	WASHINGTON GAS-30			276,804					1/1 - 12/31
January 29, 2009	April 23, 2009	78-30	WASHINGTON GAS-30			276.804					1/1 - 12/31
April 24, 2009	March 31, 2016	78-30	WASHINGTON GAS-30			216,804					1/1 - 12/31
April 1, 2016	March 31, 2018	78-30	WASHINGTON GAS-30			147,603					1/1 - 12/31
April 1, 2018	March 31, 2020	78-30	WASHINGTON GAS-30			78,402					1/1 - 12/31
April 1, 2020	March 31, 2022	78-30	WASHINGTON GAS-30			9,201					1/1 - 12/31
November 1, 2008	January 28. 2009	LOUDOUN	LOUDOUN LNG			92,363					1/1 - 12/31
January 29, 2009	April 23, 2009	LOUDOUN	LOUDOUN LNG			92,383					1/1 - 12/31
April 24, 2009	March 31, 2016	LOUDOUN	LOUDOUN LNG			92,363					1/1 - 12/31

Appendix A to Service Agreement No.	4484	Revision No. 2

Under Rate Schedule	FTS

Between (Transporter)	Columbia Gas Transmission, LLC

and (Shipper)	Washington Gas Light Company
Primary Delivery Points

									Minimum
						Maximum	Design		Delivery
		Scheduling	Scheduling	Measuring	Measuring	Daily Delivery	Daily	Aggregate	Pressure	Hourly
Begin	End	Point	Point	Point	Point	Obligation	Quantity	Daily	Obligation	Flowrate	Recurrence
Date	Date	No.	Name	No.	Name	(Dth/Day) 1/	(Dth/Day) 1/	Quantity 1/	(psig) 1/	(Dth/hour) 1/	Interval

April 1, 2016	March 31, 2018	LOUDOUN	LOUDOUN LNG			69,272					1/1 - 12/31
April 1, 2018	March 31, 2020	LOUDOUN	LOUDOUN LNG			46,182					1/1 - 12/31
April 1, 2020	March 31, 2022	LOUDOUN	LOUDOUN LNG			23,091					1/1 - 12/31

1/	Application of MDDOs, DDQs and ADQs and/or minimum pressure and/or hourly flowrate shall be as follows:

Revision No. 2
Appendix A to Service Agreement No. 4484
Under Rate Schedule FTS
Between Columbia Gas Transmission, LLC (Transporter)
And Washington Gas Light Company (Shipper)
☐ Yes ☑ No (Check applicable blank) Transporter and Shipper have mutually agreed to a Regulatory Restructuring Reduction Option pursuant to Section 42 of the General Terms and Conditions of Transporter’s FERC Gas Tariff.
Service pursuant to this Appendix A, Revision No. 2 shall be effective from April 24, 2009 through March 31, 2022.
☐ Yes ☑ No (Check applicable blank) Shipper has a contractual right of first refusal equivalent to the right of first refusal set forth from time to time in Section 4 of the General Terms and Conditions of Transporter’s FERC Gas Tariff.
☑ Yes ☐ No (Check applicable blank) This Appendix A, Revision No. 2 shall cancel and supersede the previous Appendix A, Revision No. 1, effective as of January 29, 2009, to the Service Agreement referenced above.
☑ Yes ☐ No (Check applicable blank) All gas shall be delivered at existing points of interconnection within the MDDOs, and/or ADQs, and/or DDQs, as applicable, set forth in Transporter’s currently effective Rate Schedule SST Appendix A with Shipper, which for such points set forth are incorporated herein by reference.
☐ Yes ☑ No (Check applicable blank) This Service Agreement covers interim capacity sold pursuant to the provisions of General Terms and Conditions Section 4.2(j). Right of first refusal rights, if any, applicable to this interim capacity are limited as provided for in General Terms and Conditions Section 4.2(j).
With the exception of this Appendix A, Revision No. 2, all other terms and conditions of said Service Agreement shall remain in full force and effect.

Washington Gas Light Company

By:	/s/ Terry D. McCallister
Name:	Terry D. McCallister
Title:	President & COO
Date:

Columbia Gas Transmission, LLC

By: Name:	/s/ Mark S. Wilke Mark S. Wilke
Title:	Director, Commercial Services
Date:

Service Agreement No. 4484
Control No.
FTS SERVICE AGREEMENT
     THIS AGREEMENT, made and entered into this 31 day of October, 2008, by and between:
COLUMBIA GAS TRANSMISSION, LLC
(“Transporter”)
AND
Washington Gas Light Company
(“Shipper”)
WITNESSETH: That in consideration of the mutual covenants herein contained, the parties hereto agree as follows:
Section 1. Service to be Rendered. Transporter shall perform and Shipper shall receive service in accordance with the provisions of the effective FTS Rate Schedule and applicable General Terms and Conditions of Transporter’s FERC Gas Tariff, Second Revised Volume No. 1 (Tariff), on file with the Federal Energy Regulatory Commission (Commission), as the same may be amended or superseded in accordance with the rules and regulations of the Commission. The maximum obligation of Transporter to deliver gas hereunder to or for Shipper, the designation of the points of delivery at which Transporter shall deliver or cause gas to be delivered to or for Shipper, and the points of receipt at which Shipper shall deliver or cause gas to be delivered, are specified in Appendix A, as the same may be amended from time to time by agreement between Shipper and Transporter, or in accordance with the rules and regulations of the Commission. Service hereunder shall be provided subject to the provisions of Part 284.223 of Subpart G of the Commission’s regulations. Shipper warrants that service hereunder is being provided on behalf of Shipper.
Section 2. Term. Service under this Agreement shall commence as of November 1, 2008, and shall continue in full force and effect until March 31, 2022 . Pre-granted abandonment shall apply upon termination of this Agreement, subject to any right of first refusal Shipper may have under the Commission’s regulations and Transporter’s Tariff.
Section 3. Rates. Shipper shall pay Transporter the charges and furnish Retainage as described in the above-referenced Rate Schedule, unless otherwise agreed to by the parties in writing and specified as an amendment to this Service Agreement. Transporter may agree to discount its rate to Shipper below Transporter’s maximum rate, but not less than Transporter’s minimum rate. Such discounted rate may apply to: a) specified quantities (contract demand or commodity quantities); b) specified quantities above or below a certain level or all quantities if quantities exceed a certain level; c) quantities during specified time periods; d) quantities at specified points, locations, or other defined geographical areas; and e) that a specified discounted rate will apply in a specified relationship to the quantities actually transported (i.e., that the reservation charge will be adjusted in a specified relationship to quantities actually transported). In addition, the discount agreement may include a provision that if one rate component which was at or below the applicable maximum rate at the time the discount agreement was executed subsequently exceeds the applicable maximum rate due to a change in Transporter’s maximum rate so that such rate component must be adjusted downward to equal the new applicable maximum rate, then other rate components may be adjusted upward to achieve the agreed overall rate, so long as none of the resulting rate components exceed the maximum rate applicable to that rate component. Such changes to rate components shall be applied prospectively, commencing with the date a Commission order accepts revised tariff sheets. However, nothing contained herein shall be construed to alter a refund obligation under applicable law for any period during which rates which had been charged under a discount agreement exceeded rates which ultimately are found to be just and reasonable.

Service Agreement No. 4484
Control No.
FTS SERVICE AGREEMENT
Section 4. Notices. Notices to Transporter under this Agreement shall be addressed to it at Post Office Box 1273, Charleston, West Virginia 25325-1273, Attention: Manager - Customer Services and notices to Shipper shall be addressed to it at:
Washington Gas Light Company
6801 Industrial Pk
Springfield, VA 22151
Attention: Nimmie Hickman
until changed by either party by written notice.
Section 5. Superseded Agreements. This Service Agreement supersedes and cancels, as of the effective date hereof, the following Service Agreements: N/A

WASHINGTON GAS LIGHT COMPANY		COLUMBIA GAS TRANSMISSION, LLC

By Name: Title:	/s/ Terry D. McCallister Terry D. McCallister. President & COO	By Name: Title:	/s/ Mark S. Wilke Mark S. Wike. Director, Commercial Services